Principal Funds, Inc.

Supplement dated January 13, 2017
to the Statement of Additional Information dated December 31, 2016
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Delete the final paragraph under Non-Fundamental Restrictions for the Blue Chip, Bond Market Index, etc. Funds, and replace with the following:
Each Fund (except the Global Multi-Strategy, Global Opportunities, and SystematEx International Funds) has also adopted the non-fundamental policy (except the Opportunistic Municipal Fund, which has adopted a fundamental policy), pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of investments, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. For purposes of testing this requirement and other requirements with respect to foreign currency investments, each Fund will count forward foreign currency contracts and similar investments that have economic characteristics similar or equivalent to investing in foreign currency directly; such value will be determined using the Fund’s Investments in cash and/or cash equivalents to the extent such instruments are used to cover the Fund’s exposure under such forward foreign currency contracts and similar instruments. For purposes of testing the 80% requirement for the Multi-Manager Equity Long/Short Fund with respect to single name equity swaps which are “fully paid” (equity swaps in which cash and/or cash equivalents are specifically segregated on the Fund’s books for the purpose of covering the full notional value of the swap), the Fund will count the value of such cash and/or cash equivalents. For purposes of testing the 80% requirement for the Dynamic High Yield Explorer Fund, the Fund will count all investments in an exchange traded-fund (“ETF”) toward the requirement as long as 80% of the value of the ETF’s holdings focus on the particular type of investment suggested by the Fund name. This policy applies at the time of purchase. The Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this nonfundamental restriction, the Fund tests market capitalization ranges monthly.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS/TRUSTEES
Under Compensation, delete the table, and replace with the following:

Director	Funds in this SAI*	Fund Complex
Elizabeth Ballantine	$30,083	$254,050
Leroy T. Barnes, Jr.	$30,940	$261,500
Craig Damos	$32,415	$273,700
Mark A. Grimmett	$35,112	$297,000
Fritz Hirsch	$33,108	$280,000
Tao Huang	$31,340	$265,000
Karen ("Karrie") McMillan	$30,757	$260,300
Elizabeth A. Nickels**	$33,518	$280,233

*
Some of the Funds in this SAI have not completed a full year of operation. The Global Opportunities Equity Hedged, Multi-Manager Equity Long/Short, SystematEx International and SystematEx Large Value Funds are new since August 31, 2015.

**	Director's appointment effective September 16, 2015.

INVESTMENT ADVISORY AND OTHER SERVICES

Under Sub-Advisory Agreements for the Funds, delete the table entitled Underwriting Fees for Periods ended August 31, and replace with the following:

	Underwriting Fees for Periods Ended August 31 (amounts in thousands)
	Fund	2016		2015		2014

	Blue Chip	$160		$99		$60
	Bond Market Index	2		2		1
	Capital Securities	0		0		0	(1)
	Diversified Real Asset	26		61		64
	Dynamic High Yield Explorer	1		2	(2)	N/A
	Edge MidCap	0	(3)	N/A		N/A
	Global Multi-Strategy	49		76		70
	Global Opportunities Equity Hedged	1	(4)	N/A		N/A
	Global Opportunities	11		14		15
	International Equity Index	0		0		0
	International Small Company	7		8		1	(5)
	Multi-Manager Equity Long/Short	0	(6)	N/A		N/A
	Opportunistic Municipal	17		11		15
	Origin Emerging Markets	4		5	(7)	N/A
	Preferred Securities	531		276		384
	Real Estate Allocation	7		2	(8)	N/A
	Real Estate Debt Income	3		1	(8)	N/A
	Small-MidCap Dividend Income	234		290		352
	SystematEx International	0	(4)	N/A		N/A
	SystematEx Large Value	0	(4)	N/A		N/A

(1)	Period from March 14, 2014, date operations commenced, through August 31, 2014
(2)	Period from September 10, 2014, date operations commenced, through August 31, 2015
(3)	Period from September 28, 2015, date operations commenced, through August 31, 2016
(4)	Period from September 22, 2015, date operations commenced, through August 31, 2016
(5)	Period from June 11, 2014, date operations commenced, through August 31, 2014
(6)	Period from March 31, 2016, date operations commenced, through August 31, 2016
(7)	Period from January 23, 2015, date operations commenced, through August 31, 2015
(8)	Period from December 31, 2014, date operations commenced, through August 31, 2015

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